Execution Version
TECHNICAL AMENDMENT TO CREDIT AGREEMENT
TECHNICAL AMENDMENT TO CREDIT AGREEMENT dated as of April 13, 2026 (this “Amendment”), is entered into by and among, SENSATA TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC. as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, Sensata Technologies Intermediate Holding B.V., the Administrative Agent and certain lenders are parties to that certain Credit Agreement, dated as of May 12, 2011, as amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof (as so amended, restated, amended and restated, supplemented, waived or otherwise modified, the “Credit Agreement”; capitalized terms used but not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, Section 10.01 of the Credit Agreement provides that:

“…if at any time after the Closing Date, the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.”

WHEREAS, the Administrative Agent and the Borrower have jointly identified certain errors and omissions in the Credit Agreement;

WHEREAS, the Administrative Agent and the Borrower desire to amend the Credit Agreement in reliance on the portion of Section 10.01 quoted above to correct such errors and omissions; and

WHEREAS, the Administrative Agent provided to the Lenders a copy of certain proposed amendments to the Credit Agreement to correct such errors and omissions, which proposed amendments are set forth in Section 1 hereof, and such amendments were not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof;

NOW, THEREFORE, in reliance on the portion of Section 10.01 of the Credit Agreement quoted above, the parties hereto hereby agree as follows:

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SECTION 1.Amendments to Credit Agreement.
(a)Effective as of the date hereof, the definition of “Secured Hedge Agreement” in the Credit Agreement is hereby amended and restated in its entirety to effect the changes that are shown in blackline form below (with bolded and underlined text representing additions and strikethroughs representing deletions):
“Secured Hedge Agreement” means any Swap Contract permitted under Article 7 that is entered into by and between ~~any~~STBV, the Borrower or any Restricted Subsidiary and any Hedge Bank and designated in writing by the Hedge Bank and ~~such~~STBV, the Borrower or such Restricted Subsidiary (as applicable) to the Administrative Agent as a “Secured Hedge Agreement.”
(b)Effective as of the date hereof, the definition of “Cash Management Obligations” in the Credit Agreement is hereby amended and restated in its entirety to effect the changes that are shown in blackline form below (with bolded and underlined text representing additions and strikethroughs representing deletions):
“Cash Management Obligations” means obligations owed by STBV, the Borrower or any other Subsidiary of STBV to any Lender or any Affiliate of a Lender in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds or in respect of any credit card or similar services designated by STBV, the Borrower or such Restricted Subsidiary (as applicable) as constituting Cash Management Obligations.
SECTION 2.Reference to and Effect on the Loan Documents.
(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by this Amendment.
(b)The Credit Agreement and the other Loan Documents, as specifically amended or otherwise modified (or contemplated to be amended or otherwise modified) by this Amendment, are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
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SECTION 3.Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Administrative Agent.

SECTION 4.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” shall mean an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

SECTION 5.Governing Law and Waiver of Right of Trial by Jury. This Amendment is subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement relating to governing law, waiver of right to submission to jurisdiction, venue and waiver of trial by jury, the provisions which are by this reference incorporated herein in full.

SECTION 6.Continuing Obligations. The Obligations existing immediately prior to this Amendment shall, to the extent outstanding immediately following this Amendment, comprise Obligations under the Credit Agreement as amended by this Amendment and each other Loan Document, and neither this Amendment nor the transactions contemplated in connection herewith shall constitute a novation or termination of such Obligations, and the Collateral, shall continue to secure, support and otherwise benefit the Obligations of the Loan Parties under the Credit Agreement as amended by this Amendment and each other Loan Document.

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        IN WITNESS WHEREOF, the parties have caused this Technical Amendment to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES, INC., as
the Borrower

By: ____/s/ Frank E. DeVita_________________
Name: Frank E. DeVita
Title: Treasurer

[Sensata – Technical Amendment to Credit Agreement]
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MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By: ___/s/ Jennifer DeFazio_____________
Name: Jennifer DeFazio
Title: Authorized Signatory
[Sensata – Technical Amendment to Credit Agreement]
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